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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                       DATE OF REPORT - November 30, 2001
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
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             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352


             Delaware                                        59-2758596
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     (State of Incorporation)                             (I.R.S. Employer
                                                         Identification No.)

220 South Orange Avenue, 2nd Floor
      Livingston, New Jersey                                    07039
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      (Address of principal                                   Zip Code
        executive offices)


       Registrant's telephone number, including area code: (973) 994-3999




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NY2:\1102870\01\NMZ@01!.DOC\37965.0012

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Item 5.       Other Events.

On November 30, 2001, Columbia Laboratories, Inc. issued the press release attached hereto as Exhibit 99.1.


Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

                  (c)      Exhibits.

                           99.1     Press Release dated November 30, 2001.














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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 4, 2001

                                         COLUMBIA LABORATORIES, INC.



                                         By: /s/ David L. Weinberg
                                             ------------------------------
                                             Name:  David L. Weinberg
                                             Title: Chief Financial Officer

















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